Exhibit 99.1

Investment Presentation

August 2010

Presented by:

J. Patrick Gallagher, Jr.

Chairman, President and CEO

Douglas K. Howell CFO

Arthur J. Gallagher & Co.

Information Regarding Forward-Looking Statements

This investment presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this investment presentation, the words “anticipates,” “expects,” “believes,” “should,” could,” “estimates,” “intends,” “plans” and similar expressions are intended to identify forward-looking statements. Examples of forward-looking statements in this investment presentation include, but are not limited to, statements related to anticipated opportunities for revenue growth within the Brokerage and Risk Management Segments, expected uses of cash (including expected annual dividend payouts), Gallagher’s acquisition strategy and level of acquisition activity, the success of growth initiatives including cross-selling, technology and offshoring initiatives, cost containment efforts, expected levels of contingent commissions, future income and tax credits generated by Gallagher’s clean-energy facilities, and future trends in the insurance and insurance brokerage industries. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following:

changes in worldwide and national economic conditions, changes in premium rates and insurance markets generally, and changes in the insurance brokerage industry’s competitive landscape could impact Gallagher’s future revenue growth, the amount of contingent commission received, its acquisition program, its dividend program, the success of growth and cost containment initiatives and trends in the insurance and insurance brokerage industries; and

uncertainties related to Gallagher’s IRC Section 45 investments, including uncertainties related to (i) receipt by Gallagher’s utility partners of long-term permits, (ii) Gallagher’s ability to find operating sites and co-investors for its non-operating facilities, (iii) potential IRS challenges to Gallagher’s ability to claim tax credits under IRC Section 45, (iv) utilities’ future use of coal to generate electricity, (v) operational risks at Gallagher’s IRC Section 45 facilities, (vi) business risks relating to Gallagher’s co-investors and partners, (vii) intellectual property risks and (viii) environmental risks, could impact Gallagher’s future income and tax credits generated by its clean-energy facilities.

Please refer to Gallagher’s filings with the SEC, including Item 1A, “Risk Factors,” of its Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for a more detailed discussion of these and other factors that could impact its forward-looking statements.

2

Information Regarding Non-GAAP Measures

This presentation contains information regarding EBITDAC, a non-GAAP measure. Gallagher defines this measure as earnings from continuing operations before interest, income taxes, depreciation, amortization and the change in estimated acquisition earnout payables. Gallagher’s management believes that EBITDAC provides a meaningful representation of its operating performance on an ongoing basis. Gallagher’s industry peers provide similar supplemental non-GAAP information, although they may not use the same or comparable terminology and may not make identical adjustments. This non-GAAP information provided by Gallagher should be used in addition to, but not as a substitute for, the GAAP information provided.

As required by SEC rules, Gallagher has provided a reconciliation of EBITDAC to the most comparable GAAP measure on its Web site at www.ajg.com and in its quarterly earnings releases.

3

Who is Arthur J. Gallagher & Co?

•Among the world’s 5 largest insurance brokers* Retail & Wholesale – 88% U.S., 12% International

•Predominate focus on middle-market space

•Global capabilities

•Largest Managing General Agent*

•Benefits Division received Reader’s Choice Silver Circle Award*

•One of the fastest growing Lloyd’s brokers

•Largest property/casualty third-party administrator*

Adjusting WC, liability & property claims/BPO

83% U.S., 17% International

2009 – Business Insurance Readers Choice Award for 2nd yr

•Simple business model: we sell insurance and adjust claims

•No underwriting risk

*According to Business Insurance magazine

4

Who We Are – Two Core Businesses

2009 Revenues – $1.7 billion

Brokerage Segment 74%

Risk Management Segment 26%

2009 EBITDAC – $341 million

Brokerage 82%

Risk Management 18%

See important disclosures regarding Non-GAAP measures on page 3

5

Brokerage Segment

2009 Revenues – $1.3 billion

Wholesale 19% Mostly U.S. and U.K.

Retail-P/C 55% Mostly U.S. and Canada

Retail-Benefits 26% U.S. and U.K.

6

Brokerage Segment Revenues From Continuing Operations

$1,500 $1,250 $1,000 $750 $500 $250

8% CAGR

$1,276 $1,188 $1,114 $1,007 $946

1st Half $651

2005 2006 2007 2008 2009 2010

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Brokerage Segment EBITDAC

$325 $275 $225 $175 $125 $75

6% CAGR

$280

$228 $233 $207 $193

1st Half $143

2005 2006 2007 2008 2009 2010

See important disclosures regarding Non-GAAP measures on page 3

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Brokerage Segment Focus

•Drive top-line growth

Domestic International

•Cost containment

•Stay in sweet spot

Middle to upper commercial market Over 85% is niche-driven

Brokerage Segment Differentiators

•Primarily middle-market focused Main competitors are regional brokers Greater capabilities

•Expertise

•Wider scope of coverages •International •Claims

Access to markets

•Team-oriented sales culture

Growth – Domestic

•Internal revenue drivers

Cross-selling and new sales initiatives

•Retail P/C, Benefits, Wholesale, Intl •SalesForce.com •Single agency system •Cross-selling 2010—retail •Sales goal 2010

Niche expertise

Recruiting new producers and sales teams Growing our own producers through •Two-year college internship program •Mentoring/training program for new producers Carrier compensation

Growth – International

•Strong growth

•Organic

Substantial London and Australia operations

Hire experienced sales teams

We can now handle about any type of business

•Opportunistic acquisitions/minority interests

FirstCity – London

Securitas – Brazil

SBA – Australia – now own 100%

CGM Gallagher – Caribbean – own 38.5%

•Gallagher Optimus Network

Correspondent brokers and agents in more than 100 countries

Stages of partnership to investment

Growth – Acquisitions

•Acquisitions

18,000 retail and wholesale brokerages and agencies* just in the U.S. (P&C, Benefits and Wholesale)

•Owned by baby boomers who need an exit strategy yet still want to be in the business •Need depth of capabilities to grow to the next level

Small number of consolidators

*According to Hales & Co, Inc.

Growth by Acquisition

•Approx. 245 deals since 1985

•Typical deal:

$2 to $10 million in revenues

2	to 5 producers/staff of 10 to 20

EBITDAC margins between 25%—30%

2008 – paid 6.3x EBITDAC

2009 – paid 5.8x EBITDAC 1H

2010 – paid 6.0x EBITDAC

•Must fit into our sales culture!

8.0

7.5

7.0

6.5

6.0

5.5

5.0

4.5

2006 2007 2008 2009 1H 2010

Median EBITDAC Multiples

See important disclosures regarding Non-GAAP measures on page 3

EBITDAC multiples are based on the initial recorded purchase price, which includes the estimated fair value of earnout payable starting in 2009

Current Gallagher U.S. Locations



WA
OR
ID
MT
ND
SD
WY
NV
UT
CO
NE
KS
CA
AZ
NM
OK
TX
MN
IA
MO
AR
LA
MS
WI
IL
IN
MI
OH
KY
TN
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
AK
HI

15

Larger cities where we aren’t located

Source for Acquisition Targets: Hales & Co., Inc. and D&B

WA 188

MT ME ND

27 42 24 OR MN

124 208 VT NH

ID 15 62 MA SD NY

39 WI MI 352 WY 35 882

9 228 364

CA RI IA CT 56 1,214 PA

NE 152 188 IN 517 NJ

NV 92 OH

UT 222 DE 446

67 IL 461

72 524 32 CO WV

137 KS 52 VA MD MO 211 122 187 DC

209 KY

20 AZ 137 NC

155 TN 282 OK AR

216 118 77

NM SC

52 MS 123 GA

88

AL 306 140 TX LA

724 145

FL 713

AK 19

HI Puerto Rico 31 27 Virgin Islands 2

Gallagher Optimus Network

Risk Management Segment

2009 Revenues – $453 million

2009 EBITDAC – $61 million

Workers

Compensation 69%

Property 4% Liability 27%

Domestic 85%

International 15%

See important disclosures regarding Non-GAAP measures on page 3

Risk Management Segment Revenues From Continuing Operations

$525 $450 $375 $300 $225 $150 $75

6% CAGR

$465 $453 $444 $401 $371

1st Half $222

2005 2006 2007 2008 2009 2010

Risk Management Segment EBITDAC

$120 $100 $80 $60 $40 $20 $0

2006 2007 2008 2009 2010

$76 $66

$58 $61

1st Half $35

See important disclosures regarding Non-GAAP measures on page 3

Risk Management Segment – Focus

•New leadership – Scott Hudson

•Growth

Domestic

International

•Client service

Highest quality standards

Technology

•Cost containment

RM Growth – Domestic

•All organic

•Over 84% non-Gallagher clients

•Targeting

Mainly Fortune 1000 companies

Standard platform enables profitable service to smaller accounts

•Differentiation

Network focused or dedicated – flexibility

Client intimacy

Quality standards

Proprietary technology

National workers compensation capability

RM Growth – International

•Strong growth

Revenues – 5-year CAGR of 12.4%

•Australia, Canada, U.K. & New Zealand

•Largely public entity but leveraging U.S. expertise to access commercial clients

•Global technology capabilities

•Standard claims process

Risk Management Locations



AK
WA
OR
ID
MT
ND
SD
MN
WI
MI
NY
VT
NH
ME
MA
RI
CT
NJ
PA
D
E
M
D
W
Y
NE
IA
IL
IN
OH
W
V
VA
NV
UT
CO
KS
M
O
KY
NC
TN
CA
AZ
N
M
OK
AR
SC
MS
AL
GA
TX
LA
FL
HI
ONTARIO
SCOTLAND
ENGLAND
AUSTRALIA
NEW
ZEALAND

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Corporate Segment

•Interest expense on debt – $8.9m/qrtr

•Corporate operating expense – $1m/qrtr

•Clean-Energy Facilities – potential of $6m to $10m net earnings in 2010 while operating under temporary regulatory permits and up to $40m/yr net earnings from 2011 through 2019

Combination of pretax income and tax credits under IRC Section 45

Full benefits require permanent regulatory permits and satisfying other operating conditions

Business Generates Cash

(In millions)

Cash Generation* EBITDAC

$350 $300 $250 $200 $150 $100 $50 $0

2005 2006 2007 2008 2009 2010

1st Half

- Dividend

*See important disclosures regarding Non-GAAP measures on page 3 and see Exhibit 1

Uses of Cash

•Return cash to stockholders

Pay dividends – $1.28/share and 5.2%* yield

Repurchase shares but currently favor dividends

•Buy brokers

Mix of cash and/or stock

Currently 75% stock/25% cash

•Neither segment needs substantial capital or cap-ex

*At August 31, 2010

Prudent Balance Sheet

Global

Insurance

Gallagher Broker Avg. S&P 1000

($ millions) 2009 2009 2009

Total Debt $550

Stockholders’ Equity $893

Debt to Total Capital (Debt/(Debt + Equity)) 38% 39% 41%

Debt to EBITDAC* 1.6x 2.0x 3.6x

Including Unfunded Pension Liability

Debt to Total Capital 39% 45% 42%

Debt to EBITDAC* 1.7x 2.6x 3.8x

Source for S&P 1000: Thomson Reuters Spreadsheet Link. Unfunded pension liabilities available on an annual basis only and may not reflect 2009 amounts in all cases.

*Global Insurance Brokers’ EBITDAC adjusted for restructuring charges & unusual items

Flexibility Remains – $500m available line of credit capacity that expires July 14, 2014

See important disclosures regarding Non-GAAP measures on Page 3

COMPANY RECAP

Continue to Grow Revenues*

$2,000 $1,700 $1,400 $1,100 $800 $500

7% CAGR

$1,729 $1,653 $1,558 $1,408 $1,316

1st Half $873

2005 2006 2007 2008 2009 2010

*Brokerage & Risk Management Revenues

Continue to Grow EBITDAC*

$450 $400 $350 $300 $250 $200 $150 $100 $50 $0

4% CAGR

$341 $304 $291 $266 $273

1st Half $178

2005 2006 2007 2008 2009 2010

*Brokerage & Risk Management EBITDAC

See important disclosures regarding Non-GAAP measures on Page 3

Mid-2010 Update

•M&A

Slow start 1st half 2010 domestically, but activity increasing

Good 1st half internationally

•Announced FirstCity acquisition in London – $30m revenues

•Strong presence in Fin/Pro coverage

•Acquired remaining 60% of SBA in Australia

•New energy team – London/Brazil/Houston

•Replace expiring line of credit with new $500m LOC

•Started generating cash with clean-energy ventures

Sold portion of six facilities

Looking for partners in remaining two facilities

Environmental Challenges Continue

•Global economic weakness

Reduced payrolls, exposure units and claim counts

Lag effect of brokerage renewals

•P/C market pricing issues

2nd Q average price declines of 6% to 7%

Carrier competition continues especially on new business

•Lower investment yields

Looking Forward

•Organic revenue

Cross-selling

Clients need added capabilities •Complexity of business risks •Healthcare reform

Carrier compensation

•M&A revenue

Full pipeline

•Improve productivity

Technology

Offshoring initiatives

•Control costs

•Harvest cash from clean energy efforts

•Maintain culture

Questions & Answers

Exhibit 1

Short-cut To Understanding Cash Generation

(See GAAP cash flows in Statement of Cash Flows)

$ millions 2005 2006 2007 2008 2009 1H 2010

Brokerage & Risk Management EBITDAC $ 213 $ 273 $ 304 $ 291 $ 340 $ 178

Stock compensation expense 16 25 19 18 16 7

Capital expenditures (23) (33) (41) (32) (24) (13)

Interest expense on corporate debt & corporate overhead expenses (6) (6) (22) (35) (35) (20)

Taxes paid (47) (31) (48) (40) (28) (13)

Cash Generation $ 153 $ 228 $ 212 $ 202 $ 268 $ 139

See important disclosures regarding Non-GAAP measures on page 3

For Additional Information

•Website: www.ajg.com

•Email: investor_relations@ajg.com

•Marsha Akin Marsha_Akin@ajg.com

•Phone: 630-285-3501